UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASh SERIES EC FUND

FORM N-Q

JULY 31, 2012

WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 33.7%
CONSUMER DISCRETIONARY - 5.9%
Automobiles - 2.3%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	900,000	$1,118,948
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	59,223

Total Automobiles				1,178,171

Hotels, Restaurants & Leisure - 2.3%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	144,875
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	326,250
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	20,000	21,175
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	188,029	183,328	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	85,000	96,900
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	205,000	230,113
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	90,000	93,150	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	104,175

Total Hotels, Restaurants & Leisure				1,199,966

Media - 1.3%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	35,000	24,325	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	291,875
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	150,000	166,313
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	55,500	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	100,000	104,250	(a)

Total Media				642,263

TOTAL CONSUMER DISCRETIONARY				3,020,400

CONSUMER STAPLES - 1.8%
Beverages - 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	80,000	91,450

Food Products - 1.4%
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	600,000	709,500

Tobacco - 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	112,200

TOTAL CONSUMER STAPLES				913,150

ENERGY - 6.4%
Energy Equipment & Services - 1.3%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	320,000	331,200
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	85,000	85,850	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	241,800

Total Energy Equipment & Services				658,850

Oil, Gas & Consumable Fuels - 5.1%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	50,000	43,875
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	35,000	36,225
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	20,000	19,625
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	100,000	100,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	266,875
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	130,000	127,400
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	598,429
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	310,000	339,739	(b)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	30,000	30,450
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	70,000	10,150	(a)(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	67,800
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	45,400
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	120,937

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	310,000	$342,550
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	30,000	32,100
Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	175,525
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	53,750
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	191,157
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	17,000	23,720

Total Oil, Gas & Consumable Fuels				2,625,707

TOTAL ENERGY				3,284,557

FINANCIALS - 3.9%
Consumer Finance - 1.8%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	80,000	89,100
Ally Financial Inc., Senior Notes	5.500%	2/15/17	70,000	72,997
Ally Financial Inc., Senior Notes	8.000%	3/15/20	500,000	596,875
SLM Corp., Medium-Term Notes	8.000%	3/25/20	170,000	191,675

Total Consumer Finance				950,647

Diversified Financial Services - 2.0%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	899,937
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	109,000	(a)

Total Diversified Financial Services				1,008,937

Insurance - 0.1%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	40,000	33,388	(b)(d)

TOTAL FINANCIALS				1,992,972

HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
HCA Inc., Debentures	7.500%	11/15/95	10,000	8,200
HCA Inc., Notes	6.375%	1/15/15	200,000	216,125
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	113,000	128,679
US Oncology Inc. Escrow	—	—	210,000	4,200	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	126,000

TOTAL HEALTH CARE				483,204

INDUSTRIALS - 2.2%
Airlines - 0.4%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	70,000	72,450	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	101,908	103,947
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	35,000	37,056	(a)

Total Airlines				213,453

Commercial Services & Supplies - 0.1%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	53,400	(a)

Road & Rail - 0.6%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	260,000	295,750

Trading Companies & Distributors - 1.1%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	540,000	558,225

TOTAL INDUSTRIALS				1,120,828

INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	210,000	225,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MATERIALS - 3.1%
Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	$44,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	7.125%	4/15/19	120,000	128,100

Total Containers & Packaging				172,600

Metals & Mining - 2.3%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	10,000	10,100	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	10,000	11,150
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	625,000	676,562
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	44,235
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	437,850	(a)

Total Metals & Mining				1,179,897

Paper & Forest Products - 0.4%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	310,000	210,800	(c)

TOTAL MATERIALS				1,563,297

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	38,000	40,137

Wireless Telecommunication Services - 1.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	873,000

TOTAL TELECOMMUNICATION SERVICES				913,137

UTILITIES - 7.3%
Independent Power Producers & Energy Traders - 7.3%
AES Corp., Senior Notes	7.750%	3/1/14	697,000	759,730
AES Corp., Senior Notes	7.750%	10/15/15	80,000	91,600
AES Corp., Senior Notes	8.000%	6/1/20	900,000	1,062,000
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	11,175	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	80,000	91,400	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	64,500	(c)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	430,000	238,650
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,120,000	1,239,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	179,709

TOTAL UTILITIES				3,737,764

TOTAL CORPORATE BONDS & NOTES (Cost - $16,757,593)				17,255,059

ASSET-BACKED SECURITIES - 0.2%
FINANCIALS - 0.2%
Greenpoint Manufactured Housing, 1999-2 A2	2.984%	3/18/29	50,000	41,104	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.741%	2/20/32	25,000	20,046	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.749%	3/13/32	25,000	20,935	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $84,196)				82,085

COLLATERALIZED SENIOR LOANS - 8.6%
CONSUMER DISCRETIONARY - 4.6%
Hotels, Restaurants & Leisure - 2.0%
Caesars Entertainment Operating Co. Inc., Incremental Term Loan B4	9.500%	10/31/16	979,900	991,781	(e)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	39,600	39,600	(e)

Total Hotels, Restaurants & Leisure				1,031,381

Media - 2.6%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.750%	7/5/17	685,604	593,334	(e)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media - continued
Charter Communications Operating LLC, Extended Term Loan C	3.500%	9/6/16	329,852		$329,233	(e)
Univision Communications Inc., Extended Term Loan	4.496%	3/31/17	437,074		419,955	(e)

Total Media					1,342,522

TOTAL CONSUMER DISCRETIONARY					2,373,903

ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	1,000,000		998,892	(e)

HEALTH CARE - 1.4%
Health Care Providers & Services - 1.4%
Community Health Systems Inc., Non-Extended Term Loan	2.496 -2.717%	7/25/14	374,764		374,061	(e)
HCA Inc., Term Loan B	2.496%	11/18/13	319,505		319,172	(e)

TOTAL HEALTH CARE					693,233

INDUSTRIALS - 0.1%
Marine - 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	10,338		10,338	(e)(f)
Trico Shipping AS, New Term Loan B	—	5/13/14	18,202		18,202	(e)(f)(g)

TOTAL INDUSTRIALS					28,540

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.6%
First Data Corp., Non-Extended Term Loan B2	2.997%	9/24/14	177,359		172,315	(e)
First Data Corp., Term Loan	4.247%	3/23/18	146,234		136,775	(e)

TOTAL INFORMATION TECHNOLOGY					309,090

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,412,663)					4,403,658

SOVEREIGN BONDS - 15.0%
Brazil - 5.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	369,000	BRL	185,015
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,147,000	BRL	2,601,526
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	262,000	BRL	131,620

Total Brazil					2,918,161

Malaysia - 1.9%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,650,000	MYR	865,739
Government of Malaysia, Senior Bonds	4.262%	9/15/16	295,000	MYR	98,431

Total Malaysia					964,170

Mexico - 7.4%
Mexican Bonos, Bonds	8.000%	6/11/20	39,835,000	MXN	3,581,436
United Mexican States, Bonds	10.000%	12/5/24	2,000,000	MXN	213,652

Total Mexico					3,795,088

TOTAL SOVEREIGN BONDS (Cost - $7,912,989)					7,677,419

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.1%
U.S. Government Obligations - 5.1%
U.S. Treasury Notes (Cost - $2,620,073)	1.750%	5/15/22	2,560,000		2,620,800

			SHARES
COMMON STOCKS - 0.4%
INDUSTRIALS - 0.2%

Marine - 0.2%
DeepOcean Group Holding AS			4,873		82,232	(h)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	SHARES	VALUE
MATERIALS - 0.2%
Chemicals - 0.2%
Georgia Gulf Corp.	3,837	$125,777

TOTAL COMMON STOCKS (Cost - $251,103)		208,009

	EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00 (Cost - $127,858)	9/19/12	10,395,000	56,288

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $32,166,475)			32,303,318

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 34.7%
Repurchase Agreements - 34.7%
Barclays Capital Inc. tri-party repurchase agreement dated 7/31/12; Proceeds at maturity - $4,900,014; (Fully collateralized by U.S. government obligations, 3.625% due 2/15/21; Market value - $5,055,154)	0.100%	8/1/12	4,900,000	4,900,000
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 7/31/12; Proceed at maturity - $5,000,014; (Fully collaterlized by U.S. government obligations, 4.375% due 5/15/41; Market Value - $5,140,013)	0.100%	8/1/12	5,000,000	5,000,000
State Street Bank & Trust Co. repurchase agreement dated 7/31/12; Proceeds at maturity - $7,888,002; (Fully collateralized by U.S. government obligations, 0.375% due 4/15/15; Market Value - $8,047,581)	0.010%	8/1/12	7,888,000	7,888,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $17,788,000)				17,788,000

TOTAL INVESTMENTS - 97.8% (Cost - $49,954,475#)				50,091,318
Other Assets in Excess of Liabilities - 2.2%				1,149,389

TOTAL NET ASSETS - 100.0%				$51,240,707

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of July 31, 2012.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Illiquid security.

(g)	All or a portion of this loan is unfunded as of July 31, 2012. The interest rate for fully unfunded term loans is to be determined.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
MYR	— Malaysian Ringgit

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	$130.00	$47,250,000	$52,410

(Premiums received - $132,300)

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (formerly known as Legg Mason Western Asset SMASh Series EC Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee

Notes to Schedule of Investments (unaudited) (continued)

reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$17,255,059	—	$17,255,059
Asset-backed securities	—	82,085	—	82,085
Collateralized senior loans	—	4,403,658	—	4,403,658
Sovereign bonds	—	7,677,419	—	7,677,419
U.S. government & agency obligations	—	2,620,800	—	2,620,800
Common stocks	$125,777	82,232	—	208,009
Purchased options	—	56,288	—	56,288

Total long-term investments	$125,777	$32,177,541	—	$32,303,318

Short-term investments†	—	17,788,000	—	17,788,000

Total investments	$125,777	$49,965,541	—	$50,091,318

Other financial instruments:
Futures contracts	$210,157	—	—	$210,157
Forward foreign currency contracts	—	$805,521	—	805,521

Total other financial instruments	$210,157	$805,521	—	$1,015,678

Total	$335,934	$50,771,062	—	$51,106,996

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$52,410	—	$52,410
Futures contracts	$29,225	—	—	29,225
Forward foreign currency contracts	—	106,995	—	106,995
Credit default swaps on credit indices - sell protection‡	—	552,970	—	552,970

Total	$29,225	$712,375	—	$741,600

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS
Balance as of October 31, 2011	$68,222
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	14,010
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3(2)	(82,232)

Balance as of July 31, 2012	$—

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012(1)	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily,

Notes to Schedule of Investments (unaudited) (continued)

but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or

Notes to Schedule of Investments (unaudited) (continued)

securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the total notional value of all credit default swaps to sell protection is $17,820,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended July 31, 2012, see Note 3.

Credit default swaps. The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $712,375. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $500,000, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,394,810
Gross unrealized depreciation	(1,257,967)

Net unrealized appreciation	$136,843

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	18	9/12	$2,234,465	$2,246,063	$11,598
U.S. Treasury Ultra Long-Term Bonds	25	9/12	4,113,941	4,312,500	198,559

					$210,157

Contracts to Sell:
U.S. Treasury 10-Year Notes	14	9/12	1,855,962	1,885,187	(29,225)

Net unrealized gain on open futures contracts					$180,932

During the period ended July 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of October 31, 2011	—	—
Options written	50,190,000	$149,940
Options closed	—	—
Options exercised	—	—
Options expired	(2,940,000)	(17,640)

Written options, outstanding as of July 31, 2012	47,250,000	$132,300

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
British Pound	JPMorgan Chase Bank	98,779	$154,869	8/16/12	$(4,769)
British Pound	UBS AG London	181,000	283,779	8/16/12	(8,663)
Canadian Dollar	Citibank N.A.	3,900,000	3,887,719	8/16/12	(15,501)

					(28,933)

Contracts to Sell:
British Pound	Citibank N.A.	1,669,000	2,616,721	8/16/12	(37,824)
British Pound	Credit Suisse London	185,001	290,052	8/16/12	8,941
Canadian Dollar	Citibank N.A.	3,900,000	3,887,719	8/16/12	(40,238)
Euro	Citibank N.A.	1,000,000	1,230,591	8/16/12	66,521
Euro	Citibank N.A.	5,142,879	6,328,778	8/16/12	359,124
Euro	Credit Suisse London	295,013	363,040	8/16/12	25,768
Euro	Morgan Stanley & Co.	2,300,000	2,830,358	8/16/12	70,747
Euro	Morgan Stanley & Co.	2,500,000	3,076,477	8/16/12	212,849
Euro	UBS AG London	740,963	911,822	8/16/12	61,571

					727,459

Net unrealized gain on open forward foreign currency contracts					$698,526

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2012 the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	$5,940,000	6/20/17	5.000% Quarterly	$(184,323)	$(148,500)	$(35,823)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	5,940,000	6/20/17	5.000% Quarterly	(184,323)	(124,964)	(59,359)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	5,940,000	6/20/17	5.000% Quarterly	(184,324)	(266,774)	82,450

Total	$17,820,000			$(552,970)	$(540,238)	$(12,732)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest rate risk	—	—	$210,157	$(29,225)	—	—	—	$180,932
Foreign exchange risk	—	—	—	—	$805,521	$(106,995)	—	698,526
Credit risk	$56,288	$(52,410)	—	—	—	—	$(552,970)	(549,092)

Total	$56,288	$(52,410)	$210,157	$(29,225)	$805,521	$(106,995)	$(552,970)	$330,366

Notes to Schedule of Investments (unaudited) (continued)

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$6,013
Written options	7,578
Forward foreign currency contracts (to buy)	4,573,158
Forward foreign currency contracts (to sell)	14,839,347
Futures contracts (to buy)	8,817,784
Futures contracts (to sell)	3,817,247

Average Notional Balance
Credit default swap contracts (to sell protection)	$7,764,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: September 26, 2012